FDP SERIES, INC.
Franklin Templeton Total Return FDP Fund
(the “Fund”)

Supplement dated January 3, 2012 to the
Statement of Additional Information dated September 28, 2011

The following changes are made to the Statement of Additional Information (“SAI”) of the Fund.

The chart listing investments and investment strategies in the section of the SAI entitled “Part I: Information About the Fund—I. Investment Objectives and Policies” is supplemented as follows:

Franklin Templeton Total Return FDP Fund
Inflation-Indexed Bonds	X

Shareholders should retain this Supplement for future reference.

SAI-FDP-0112SUP